EXHIBIT 4.2

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm as experts under the caption "Legal and Auditing Matters" and to the use of our report dated October 18, 1995 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 33-62775) and related Prospectus of The Kansas Tax-Exempt Trust, Series 78.


                                         ALLEN, GIBBS & HOULIK, L.C.


Wichita, Kansas
October 18, 1995